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                                                                   EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Vision-Sciences, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ron Hadani, Chief Executive Officer of the Company, and James A. Tracy, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

             (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
             (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2003       /s/ Ron Hadani
                           --------------
                           Ron Hadani
                           Chief Executive Officer

Dated: June 27, 2003       /s/ James A. Tracy
                           ------------------
                           James A. Tracy
                           Chief Financial Officer